Exhibit 99.3

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Apollo Group, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kenda B. Gonzales, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 15, 2003

/s/ Kenda B. Gonzales

Kenda B. Gonzales
Chief Financial Officer, Secretary, and Treasurer

          A signed original of this written statement required by Section 906 has been provided to Apollo Group, Inc. and will be retained by Apollo Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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